EXHIBIT 10.2

AMENDMENT

TO THE

NONSTANDARDIZED

PROFIT-SHARING PLAN

ADOPTION AGREEMENT #005

1.Except as otherwise noted, effective as of the first day of the first Plan Year beginning after December 31, 2001, Section VI of the Nonstandardized Profit-Sharing Plan Adoption Agreement #005 entitled "EMPLOYEE CONTRIBUTIONS" is amended by adding the following new sections:

"C.Direct Rollovers:

The Plan will accept a Direct Rollover of an Eligible Rollover Distribution from (check each that apply):

[ ]1.A Qualified Plan described in Code Section 401(a) or 403(a), excluding Voluntary After-tax Contributions.

[ ]2.A Qualified Plan described in Code Section 401(a) or 403(a), including Voluntary After-tax Contributions.

[ ]3.An annuity contract described in Code Section 403(b), excluding Voluntary After-tax Contributions.

[ ]4.An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

D.Participant Rollover Contributions from Other Plans:

The Plan will accept a Participant Rollover Contribution of an Eligible Rollover Distribution from (check only those that apply):

[ ]1.A Qualified Plan described in Code Section 401(a) or 403(a).

[ ]2.An annuity contract described in Code Section 403(b).

[ ]3.An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

E.Participant Rollover Contributions from IRAs:

The Plan (select one):

[ ] 1.will

[x]2.will not

accept a Participant Rollover Contribution of the portion of a distribution from an Individual Retirement Account or Annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includable in gross income.

F.Effective Date of Direct Rollover and Participant Rollover Contribution Provisions:

The provisions of (C), (D) and (E) above, as they apply to paragraph 4.4 of the Basic Plan Document #01 entitled "Rollover Contributions" shall be effective _____________________________ (enter a date no earlier than January 1, 2002)."

2.Section X of the Nonstandardized Profit-Sharing Plan Adoption Agreement #005 entitled, "MULTIPLE PLANS MAINTAINED BY THE SAME EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND TOP-HEAVY CONTRIBUTIONS" will be amended effective ___________ by the addition of a new paragraph (C) which shall read as follows:

"C.Minimum Benefits for Employees Also Covered Under Another Plan:

The Employer should describe below the extent, if any, to which the Top-Heavy Minimum Benefit requirements of Code Section 416(c) and paragraph 14.2 of the Basic Plan Document #01 shall be met in another plan. Please list the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan."

3.Section XVI of the Nonstandardized Profit-Sharing Plan Adoption Agreement #005 entitled, "DISTRIBUTION OPTIONS" will be amended effective _________________________ by the addition of the following:

"E.Treatment of Rollovers in Application of Involuntary Cash-out Provisions:

The Plan (select one):

[ ]1.Elects to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

[ ]2.Does not elect to exclude Rollover Contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's involuntary cash-out rules.

If the Employer has elected to exclude Rollover Contributions, the election shall apply with respect to distributions made after _________________________ (enter a date no earlier than December 31, 2001) with respect to Participants who separated from Service after __________________________ (enter the date; this date may be earlier than December 31, 2001)."

 Executed this 29th day of July, 2002.

FIRST FARMERS & MERCHANTS NATIONAL BANK
Name of Employer
T. Randy Stevens
Signed by
\s\ T. Randy Stevens, President
Signature